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                                                                      OpTel, Inc

                                                                    EXHIBIT 99.1



                             FOR IMMEDIATE RELEASE


Dallas, Texas (May 21, 1999): OpTel, Inc. announced today that based on current market conditions, it has determined not to go forward at this time with its previously announced proposed initial public offering of common stock. For further information, contact Waqar Nasim, Treasurer, at (214) 879-8257.